Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

	Years Ended December 31,
(In millions)	2016	2015	2014

Income (loss) from continuing operations before income taxes
U.S.	$(28.3)	(23.2)	(79.4)
Foreign	153.3	64.3	30.4
Income (loss) from continuing operations before income taxes	$125.0	41.1	(49.0)

Provision (benefit) for income taxes from continuing operations
Current tax expense (benefit)
U.S. federal	$(3.3)	(1.0)	(3.8)
State	0.5	(0.2)	(0.8)
Foreign	84.2	60.6	69.7
Current tax expense	81.4	59.4	65.1

Deferred tax expense (benefit)
U.S. federal	0.6	7.7	(7.6)
State	(0.1)	—	(1.9)
Foreign	(3.4)	(0.6)	(18.9)
Deferred tax benefit	(2.9)	7.1	(28.4)
Provision (benefit) for income taxes of continuing operations	$78.5	66.5	36.7

	Years Ended December 31,
(In millions)	2016	2015	2014

Comprehensive provision (benefit) for income taxes allocable to
Continuing operations	$78.5	66.5	36.7
Discontinued operations	(1.1)	(1.0)	0.4
Other comprehensive income (loss)	0.9	(0.7)	(43.0)
Equity	(0.2)	1.8	0.6
Comprehensive provision (benefit) for income taxes	$78.1	66.6	(5.3)

Rate Reconciliation
The following table reconciles the difference between the actual tax rate on continuing operations and the statutory U.S. federal income tax rate of 35%.

	Years Ended December 31,
(In percentages)	2016	2015	2014

U.S. federal tax rate	35.0%	35.0%	35.0%
Increases (reductions) in taxes due to:
Venezuela devaluation	2.9	61.3	(86.3)
Tax on accelerated U.S. income(a)	—	57.3	—
Adjustments to valuation allowances	18.2	18.9	(16.9)
Foreign income taxes	4.2	(18.2)	(0.7)
French business tax	3.0	8.9	(9.0)
Taxes on undistributed earnings of foreign affiliates	0.7	(1.2)	(3.7)
State income taxes, net	(1.0)	(4.1)	5.2
Other	(0.2)	3.9	1.5
Actual income tax rate on continuing operations	62.8%	161.8%	(74.9)%

(a)	In the fourth quarter of 2015, we recognized a $23.5 million increase to current tax expense related to a transaction that accelerated U.S. taxable income.
Components of Deferred Tax Assets and Liabilities

	December 31,
(In millions)	2016	2015

Deferred tax assets
Pension liabilities	$74.5	76.4
Retirement benefits other than pensions	87.2	79.4
Workers’ compensation and other claims	41.7	41.2
Property and equipment, net	6.6	2.5
Other assets and liabilities	107.3	120.6
Net operating loss carryforwards	42.4	37.1
Alternative minimum and other tax credits(a)	62.0	47.5
Subtotal	421.7	404.7
Valuation allowances	(62.8)	(45.7)
Total deferred tax assets	358.9	359.0

Deferred tax liabilities
Retirement benefits other than pensions	2.1	1.0
Other assets and miscellaneous	36.5	36.3
Deferred tax liabilities	38.6	37.3
Net deferred tax asset	$320.3	321.7

Included in:
Noncurrent assets	327.9	329.8
Noncurrent liabilities	(7.6)	(8.1)
Net deferred tax asset	$320.3	321.7

(a)
U.S. alternative minimum tax credits of $32.6 million have an unlimited carryforward period, U.S. foreign tax credits of $26.2 million have a 10 year carryforward period and the remaining credits of $3.2 million have various carryforward periods.  The U.S. foreign tax credits have a $26.2 million valuation allowance.

Valuation Allowances
Valuation allowances relate to deferred tax assets for certain federal credit carryforwards, certain state and non-U.S. jurisdictions.  Based on our analysis of positive and negative evidence including historical and expected future taxable earnings, and a consideration of available tax-planning strategies, we believe it is more-likely-than-not that we will realize the benefit of the existing deferred tax assets, net of valuation allowances, at December 31, 2016.

In 2016, we changed our judgment about the need for valuation allowances for certain U.S. tax attributes with a limited statutory carryforward period that are no longer more-likely-than-not to be realized due to lower than expected U.S. operating results, certain pre-tax items, and other timing of tax deductions related to executive leadership transition.  As a result, we recognized a $14.7 million valuation allowance in 2016 through income from continuing operations.

	Years Ended December 31,
(In millions)	2016	2015	2014

Valuation allowances:
Beginning of year	$45.7	40.1	32.4
Expiring tax credits	(0.4)	(0.3)	(0.5)
Acquisitions and dispositions	(0.3)	—	(1.0)
Changes in judgment about deferred tax assets(a)	2.6	1.5	1.9
Other changes in deferred tax assets, charged to:
Income from continuing operations	20.5	8.4	6.3
Income from discontinued operations	—	—	3.3
Other comprehensive income (loss)	0.7	0.3	0.6
Retained earnings(b)	2.5	—	—
Foreign currency exchange effects	(8.5)	(4.3)	(2.9)
End of year	$62.8	45.7	40.1

(a)
Changes in judgment about valuation allowances are based on a recognition threshold of “more-likely-than-not” of realizing beginning-of-year balances of deferred tax assets. Amounts are recognized in income from continuing operations.

(b)	We recognized $2.5 million in retained earnings as a result of the early adoption of ASU 2016-09.
Undistributed Foreign Earnings
As of December 31, 2016, we have not recorded U.S. federal deferred income taxes on approximately $229 million of undistributed earnings of foreign subsidiaries and equity affiliates.  We expect that these earnings will be permanently reinvested in operations outside the U.S.  It is not practical to determine the income tax liability that might be incurred if all such income was remitted to the U.S. due to the inherent complexities associated with any hypothetical calculation, which would be dependent upon the exact form of repatriation.

Net Operating Losses
The gross amount of the net operating loss carryforwards as of December 31, 2016, was $373.8 million.  The tax benefit of net operating loss carryforwards, before valuation allowances, as of December 31, 2016, was $42.4 million, and expires as follows:

(In millions)	Federal	State	Foreign	Total

Years of expiration
2016-2020	$—	0.2	3.7	3.9
2021-2025	—	0.1	11.1	11.2
2026 and thereafter	—	15.0	0.4	15.4
No expiration	—	—	11.9	11.9
	$—	15.3	27.1	42.4

Uncertain Tax Positions
A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	Years Ended December 31,
(In millions)	2016	2015	2014

Uncertain tax positions:
Beginning of year	$6.9	7.2	10.8
Increases related to prior-year tax positions	0.6	—	0.4
Decreases related to prior-year tax positions	(0.4)	(0.3)	—
Increases related to current-year tax positions	1.2	1.1	1.1
Settlements	(0.8)	—	—
Effect of the expiration of statutes of limitation	(0.8)	(0.7)	(1.3)
Decrease related to dispositions	—	—	(1.0)
Foreign currency exchange effects	(0.3)	(0.4)	(2.8)
End of year	$6.4	6.9	7.2

Included in the balance of unrecognized tax benefits at December 31, 2016, are potential benefits of approximately $5.7 million that, if recognized, will reduce the effective tax rate on income from continuing operations.

We recognize accrued interest and penalties related to unrecognized tax benefits in provision (benefit) for income taxes. We reverse interest and penalties accruals when a statute of limitation lapses or when we otherwise conclude the amounts should not be accrued.  Net increase (reversal) included in provision (benefit) for income taxes were $0.1 million in 2016, ($0.1) million in 2015, and ($0.6) million in 2014. We had accrued interest and penalties of $0.9 million at December 31, 2016, and $1.0 million at December 31, 2015.

We file income tax returns in the U.S. federal and various state and foreign jurisdictions. With a few exceptions, as of December 31, 2016, we were no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2013. Additionally, due to statute of limitations expirations and audit settlements, it is reasonably possible that approximately $0.8 million of currently remaining unrecognized tax positions may be recognized by the end of 2017.